SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                              JUNE 12, 2001
                              -------------
            Date of Report (date of earliest event reported)


                        MARGATE INDUSTRIES, INC.
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                0-13817                84-8963939
         --------                -------                ----------
(State or Other Jurisdiction   (Commission             (IRS Employer
     of Incorporation         File Number)        Identification Number)


                           129 N. MAIN STREET
                          YALE, MICHIGAN  48097
                          ---------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (810) 387-4300
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          On June 12, 2001, Margate Industries, Inc. ("Margate" or the "Company") entered into a letter of intent with USA Teleport, Inc. ("USA Teleport") wherein USA Teleport will merge with and into a wholly owned subsidiary of Margate (the "Merger").
          Upon the effective date of the Merger, existing USA Teleport shareholders will receive a total of 4,500,000 shares of Margate's common stock. The ownership of Margate's current shareholders will be increased to 4,500,000 shares so that the existing shareholders of Margate and USA Teleport will have equal ownership of Margate following the Merger.
          After the Merger, Margate's board of directors will include two directors from the current board of directors of the Company, two directors from the current board of directors of USA Teleport and three independent directors.

          The parties agree to allow access to each other's principals, attorneys, accountants and other advisors for customary due diligence in connection with the negotiation of a definitive merger agreement. Either party has the ability to terminate the letter of intent upon written notice to the other party and the letter of intent will terminate automatically upon the execution of a definitive merger agreement, or, in the event a definitive merger agreement has not been entered into between the parties, as of July 31, 2001.

          USA Teleport, a Miami-based telecommunications service provider, offers point-to-point Internet connections, compressed voice, data and wireless Internet solutions via satellite and fiber. Founded in 1997 by a group of Latin American telecommunications specialists, USA Teleport owns and operates ten earth stations in Florida, Argentina, Brazil, Peru, Paraguay and Venezuela. The earth stations receive and transmit voice, data and Internet connectivity throughout the Americas.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    None.

          (c)  Exhibits:

               10.5 Letter of Intent dated June 12, 2001.




                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MARGATE INDUSTRIES, INC.



Dated: June 20, 2001               By: /s/ William H. Hopton
                                      ------------------------------
                                       William H. Hopton, President









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